Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

RE:	TFLIC Separate Account C File No. 811-09062, CIK 0000947506 Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Separate Account C, a unit investment trust registered under the Act, mailed to its contract owners the Annual report of the underlying funds of the flowing underlying management investment companies:

•	Transamerica Series Trust (CIK: 778207)

•	Calvert Variable Series, Inc. (CIK: 708950)

•	Columbia Funds Variable Insurance Trust (CIK: 815425)

•	DFA Investment Dimensions Group, Inc. (CIK: 355437)

•	Dreyfus Socially Responsible Growth Fund, Inc. (CIK: 0000890064)

•	Dreyfus Variable Investment Fund (CIK: 813383)

•	Federated Insurance Series (CIK: 912577)

•	Nationwide Variable Insurance Trust (CIK: 353905)

•	T. Rowe Price International Series, Inc. (CIK: 918292)

•	T. Rowe Price Equity Series, Inc. (CIK: 918294)

•	Fidelity Variable Insurance Products Fund (CIK: 356494; 831016; 927384)

•	Wanger Advisors Trust (CIK: 929521)

•	Wells Fargo Advantage Variable Trust (CIK: 1081402)

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies have filed or will file its Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Financial Life Insurance Company